Net (Loss) / Income Per Share	6 Months Ended
Jun. 30, 2024
Earnings per share [abstract]
Net (Loss) / Income Per Share	Net (Loss) / Income Per Share
Basic net (loss) / income per share is calculated by dividing the (loss) / income attributable to owners of the Company by the weighted average number of ordinary shares outstanding. Diluted net (loss) / income per share is calculated using the weighted average number of ordinary and potentially dilutive securities outstanding during the period. Potentially dilutive securities consist of shares that would be issued upon the exercise of stock options or conversion of all dilutive potential ordinary shares at no consideration as of the beginning of the period. Basic and diluted net (loss) / income per share are presented as follows:

	Six Months Ended June 30,
	2023	2024
Net (loss) / income attributable to owners of the Company (in thousands)	$(30,474)	$7,649
Weighted average number of ordinary shares outstanding	55,051,351	55,143,590

Basic net (loss) / income per share	$(0.55)	$0.14

Net (loss) / income attributable to owners of the Company (in thousands)	$(30,474)	$7,649
Weighted average number of ordinary shares outstanding	55,051,351	55,554,249

Diluted net (loss) / income per share	$(0.55)	$0.14
For the six months ended June 30, 2024, potentially dilutive share options of 410,659 were included in computation of diluted earnings per share. For the six months ended June 30, 2023, potentially dilutive share options of 149,376 were excluded from the computation of diluted earnings per share as their effects were anti-dilutive.